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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 9, 2000

                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                    001-2979                 No. 41-0449260
(State or other jurisdiction     (Commission File             (IRS Employer
      of incorporation)              Number)                Identification No.)

             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 1-800-411-4932

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5:    OTHER EVENTS

           Wells Fargo & Company and First Security Corporation have entered into an agreement and plan of reorganization, dated as of April 9, 2000, pursuant to which a wholly-owned subsidiary of Wells Fargo will merge with First Security upon the terms and subject to the conditions set forth in the agreement. A copy of Wells Fargo's and First Security's April 10, 2000 joint press release describing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Copies of materials used in connection with Wells Fargo's conference call held April 11, 2000 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

           The exhibits to this Form 8-K contain forward-looking statements about the financial condition, results of operations and business of Wells Fargo on a pro forma basis assuming completion of the proposed merger transaction with First Security. These forward-looking statements include those relating to: (a) the internal rate of return to Wells Fargo expected to be generated by the merger; (b) the expected accretion from the merger to Wells Fargo's earnings per share; (c) the expenses expected to be incurred by Wells Fargo to integrate the two companies or otherwise in connection with the merger; (d) the cost savings expected to be realized by Wells Fargo from combining the two companies; (e) the accounting method expected to be used by Wells Fargo to account for the merger; (f) the business opportunities and strategies expected to be available to Wells Fargo and First Security following the merger; (g) the amount of deposit divestitures that may occur in connection with the merger; (h) the anticipated closing date of the merger; and (i) other statements that include the words
           "believes," "expects," "anticipates," "intends," "estimates," or similar expressions, or future or conditional verbs such as "will," "would," "should," "could," or "may."

           These forward-looking statements involve risks and uncertainties. Factors that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements include, among other things: (a) expected cost savings from the merger cannot be fully realized or realized within the expected time; (b) revenues following the merger are lower than expected; (c) costs or difficulties, including divestitures, related to the integration of the businesses of Wells Fargo and First Security are greater than expected; and (d) the merger is accounted for as a purchase instead of a pooling of interests.

           Such forward-looking statements speak only as of the date on which such statements were made, and neither Wells Fargo nor First Security undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which any statement is made to reflect the occurrence of unanticipated events.

Item 7:    FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  99.1 Press release jointly issued on April 10, 2000 by Wells Fargo and First Security describing the merger

                  99.2 Materials for conference call held by Wells Fargo on April 11, 2000 to discuss the merger


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 12, 2000.

                                    WELLS FARGO & COMPANY

                                    By: Les L. Quock
                                       ----------------------------------------
                                       Les L. Quock
                                       Senior Vice President and Controller